MUNIYIELD INSURED FUND, INC.

FILE # 811-6540

ATTACHMENT 77O

TRADE DATE	DESCRIPTION OF SECURITY	ISSUE SIZE	AMOUNT PURCHASED	LIST OF UNDERWRITERS
5/20/2005	NY City 5% 6/1/16, 30, or 33	853,135,000	9,000,000

Bear Stearns

CIBC World Markets

Citigroup

Goldman Sachs

Morgan Stanley

UBS Financial Services

First Albany

JP Morgan

Lehman Brothers

Merrill Lynch

M.R. Beal

Raymond James

Roosevelt & Cross

Ramirez & Co

Advest Inc

A.G. Edwards

Banc of America

Jackson Securities

Siebert Brandford

6/3/2005	Puerto Rico IFA 5%7/1/41	1,332,962,916	11,400,000	UBS Financial Services Banc of America Merrill Lynch Citigroup Goldman Sachs J.P Morgan Lehman Brothers Morgan Stanley Raymond James Ramirez & Co. Wachovia Bank
6/8/2005	University of Calif. 4.75% 5/15/26-27	558,425,000	12,000,000	Morgan Stanley Alamo Capital Citigroup E.J. De La Rosa Goldman Sachs Great Pacific JP Morgan Merrill Lynch
6/9/2005	Miami Dade Florida Subordinate 10/1/31 - 37	184,312,247	10,000,000	Raymond James Ramirez & Co. Citigroup Global Estrada Hinojosa M.R. Beal Guzman & Co Jackson Securities Loop Capital Markets Merrill Lynch RBC Dain Rauscher Siebert Brandford
7/15/2005	Mass School Building Authority 5% 8/15/30	2,500,000,000	19,330,000

UBS Financial Services

Citigroup Global Markets

Lehman Brother, J.P. Morgan Securities Inc. Merrill Lynch & Co.

Advest Inc.

A.G. Edwards & Sons,

Cabrera Capital Markets Corby Capital Markets Finacorp Securities

First Albany Capital

Jackson Securities.

Melvin Securities

Moors & Cabot

M.R. Beal & Company

National Financial Markets Group

Oppenheimer & Co

Ramirez & Co., Inc.

Raymond James & Assoc.,

RBC Dain Rauscher

Siebert Brandford Shank.

Southwest Securities.

Sovereign Securities

7/15/2005	New York City GO 5% 8/1/30	846,810,000	8,500,000

M.R. Beal & Company

Bear Stearns

Citigroup Global

Lehman Brother

UBS Financial

Goldman Sachs

Morgan Stanley

First Albany

JP Morgan

Merrill Lynch

Ramirez & Co

Roosevelt

Advest

Apex Pryor Sec.

Banc of America

CIBC World Markets

Commerce Capital Markets

RBC Dain Rauscher

A.G. Edwards

Jackson Securities

Janney Montgomery

Legg Mason

Loop Capital

Popular Securities

Prager, Sealy & Co

Raymond James

Wachovia Bank

7/28/2005	Golden State Tobacco 0% 6/1/27	3,140,563,508	10,000,000

Bear Stearns

Citigroup Global

Lehman Brothers

UBS Financial

Goldman Sachs

Siebert Brandford Shank.

Merrill Lynch & Co

Morgan Stanley

A.G. Edwards & Sons,

Alamo Capital

E.J. De La Rosa & Co

First Albany Capital

Great Pacific Sec

Jackson Securities

J.P. Morgan

M.R. Beal & Co

Prager, Sealy & Co.

Southwest Sec.

Stone & Youngberg

Wachovia Bank

7/28/2005	Golden State Tobacco 5% 6/1/35	3,140,563,508	28,000,000

Bear Stearns

Citigroup Global

Lehman Brothers

UBS Financial

Goldman Sachs

Siebert Brandford Shank.

Merrill Lynch & Co

Morgan Stanley

A.G. Edwards & Sons,

Alamo Capital

E.J. De La Rosa & Co

First Albany Capital

Great Pacific Sec

Jackson Securities

J.P. Morgan

M.R. Beal & Co

Prager, Sealy & Co.

Southwest Sec.

Stone & Youngberg

Wachovia Bank

8/3/2005	Pennsylvania Higher Ed 5% 7/15/38	141,620,000	5,365,000	Morgan Stanley Goldman Sachs Bear Stearns Lehman Brothers Merrill Lynch JP Morgan PNC Capital Markets
8/11/2005	San Francisco Bay Area Rapid Transit 5% 7/1/34	352,095,000	10,855,000	Morgan Stanley Citigroup Bear Stearns Goldman Sachs Merrill Lynch Backstrom McCarley Jackson Securities Loop Capital Siebert Brandford
8/25/2005	Kentucky Property 5% 8/1/25	218,275,000	2,500,000	Citigroup Morgan Stanley Bear Stearns UBS Financial JJB Hilliard Morgan Keegan NatCity Investments JP Morgan Ross Sinclaire AG Edwards Edward D. Jones First Kentucky Seasongood & Mayer Merrill Lynch
8/31/2005	Phoenix AZ Civic Impt Muni 5% 7/1/2035	300,000,000	15,000,000	Lehman Brothers Banc of America Merrill Lynch RBC Dain Rauscher Stone & Youngberg Hutchinson, Shockey, Erley Loop Capital Zions First Nat’l Bank
8/31/2005	Phoenix AZ Civic Impt Muni 5% 7/1/2030	300,000,000	10,000,000	Lehman Brothers Banc of America Merrill Lynch RBC Dain Rauscher Stone & Youngberg Hutchinson, Shockey, Erley Loop Capital Zions First Nat’l
9/15/2005	Miami Dade Cnty Florida Jackson Health 5% 6/1/30	300,000,000	6,575,000	JP Morgan Banc of America Estrada Hinojosa Jackson Securities Morgan Keegan Guzman & Co Loop Capital Markets M.R. Beal & Co Merrill Lynch Ramirez & Co Raymond James Siebert Brandford
9/15/2005	Miami Dade Cnty Florida Jackson Health 5% 6/1/31	300,000,000	6,910,000	JP Morgan Banc of America Estrada Hinojosa Jackson Securities Morgan Keegan Guzman & Co Loop Capital Markets M.R. Beal & Co Merrill Lynch Ramirez & Co Raymond James Siebert Brandford
9/30/2005	Mass St Muni GO 5% 09/01/2024	761,095,000	10,000,000

Goldman Sachs

Bear Stearns

Citigroup

JP Morgan

Lehman Brothers

Merrill Lynch

UBS Financial

A.G. Edwards & Sons

Advest

Banc of America

Corby Capital

Edward D. Jones

First Albany

M.R. Beal

Morgan Keegan

National Financial

Ramirez & Co.

Raymond James

RBC Dain Rauscher

Southwest Securities

Wachovia Bank

Eastern Bank

9/30/2005	NYC Muni Water Finance Authority 5% 6/15/2032	524,530,000	1,000,000

Merrill Lynch

Goldman Sachs

First Albany

UBS Financial

Bear Stearns

Citigroup

JP Morgan

Morgan Stanley

Lehman Brothers

Siebert Brandford

Banc of America

M.R Beal

CIBC World Markets

RBC Dain Rauscher

A.G. Edwards

First American Municipals

Raymond James

Roosevelt & Cross

Wachovia Bank

10/6/2005	Oregon State COP 5% 11/1/30	159,325,000	8,000,000	Citigroup Banc of America Merrill Lynch Siebert Brandford UBS Financial
10/13/2005	NJ Transportation Trust 5.00% 6/15/19,20	953,020,000	16,880,000

JP Morgan

Bear Stearns

Citigroup Global

Goldman Sachs

Merrill Lynch

Morgan Stanley

UBS Financial Services

Advest Inc

Banc of America

NW Capital

Piper jaffray

Popular Securities

Powell Capital Markets

Ramirez & Co

RBC Dain Rauscher

Siebert Brandford

Sterne Agee & Leach

Wachovia Bank

10/20/2005	Miami Dade Airport Florida 5.00% 10/1/30	600,000,000	11,400,000

Banc of America

Estrada Hinojosa

Morgan Keegan

Morgan Stanley

MR Beal

Guzman & Co

Jackson Securities

Lehman Brothers

Loop Capital Markets

Merrill Lynch & Co

Ramirez & Co

RBC Dain Rauscher

Siebert Brandford Shank

Stifel, Nicolaus & Co.

10/20/2005	Miami Dade Airport Florida 5.00% 10/1/35	600,000,000	10,000,000

Banc of America

Estrada Hinojosa

Morgan Keegan

Morgan Stanley

MR Beal

Guzman & Co

Jackson Securities

Lehman Brothers

Loop Capital Markets

Merrill Lynch & Co

Ramirez & Co

RBC Dain Rauscher

Siebert Brandford Shank

Stifel, Nicolaus & Co.